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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: MAY 11, 2000
                        (Date of earliest event reported)



                                 GTE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
              NEW YORK                                1-2755                               13-1678633
   (STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
           INCORPORATION)
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   1255 Corporate Drive, SVC04C08, Irving, Texas                  75038
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)


         Registrant's telephone number, including area code 972-507-5000




              (Former name, former address and former fiscal year,
                          if changed since last report)

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                                 GTE CORPORATION

                                    FORM 8-K


Item 5.  Other Events

The unaudited pro forma financial statements, attached as Exhibit 99 and incorporated herein by reference, are for GTE Corporation (GTE) and Bell Atlantic Corporation (Bell Atlantic) as of and for the year ended December 31, 1999 in connection with the proposed merger of GTE and Bell Atlantic, taking into account the combination of Bell Atlantic and Vodafone AirTouch plc (Vodafone AirTouch) U.S. wireless assets.

On April 3, 2000, Bell Atlantic and Vodafone AirTouch combined in a joint venture their U.S. cellular, paging and PCS businesses and formed a new nationwide company, Verizon Wireless, that will offer wireless products and services coast-to-coast. Upon completion of the GTE-Bell Atlantic merger, GTE's domestic wireless assets will be combined with Verizon Wireless.



Item 7.  Financial Statements and Exhibits


         (a)      Financial Statements - None

         (b)      Pro Forma Financial Information

                  The unaudited pro forma combined condensed balance sheet of GTE and Bell Atlantic as of December 31, 1999 and the unaudited pro forma combined condensed statement of income of GTE and Bell Atlantic for the year ended December 31, 1999, are filed as Exhibit 99 to this Form 8-K and are incorporated herein by reference.

         (c)      Exhibits

                  99 Unaudited pro forma combined condensed financial statements of GTE and Bell Atlantic as of and for the year ended December 31, 1999.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                    GTE Corporation
                                          -------------------------------------
                                                      (Registrant)


Date:     May 11, 2000                            /s/ Paul R. Shuell
      ------------------------------      -------------------------------------
                                                      Paul R. Shuell
                                               Vice President and Controller

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                                  EXHIBIT INDEX

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Exhibit
Number         Description
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
99             Unaudited pro forma combined condensed financial statements of
               GTE and Bell Atlantic as of and for the year ended December
               31, 1999.
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